CONFIDENTIAL TREATMENT REQUESTED UNDER 17 C.F.R. SECTIONS 200.80(b)(4), 200.83 AND 230.406. * INDICATES OMITTED MATERIAL THAT IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST THAT IS FILED SEPARATELY WITH THE COMMISSION.



                                                                   EXHIBIT 10.25

           ViaSat, Inc.               Date: 4 March 1994                  S114TP
           2290 Cosmos Court          Page 1 through J-2
           Carlsbad, CA 92009-1585    Vendor No: 940987
                                      Business Classification: Small

             Ms. Dianne Cherniak

SHIP TO:   4624 Executive Blvd        Terms: Net 30        F.O.B.: Carlsbad, CA
           Fort Wayne, IN 46808       Via: Buyer Instructions
BILL TO:   1313 Production Road       JOB NO: Various      ACCT. NO: 07-23-01
           Fort Wayne, IN 46808       Ordered for: K. Peterman
                                      DPAS Rating: DOA7

      Contract: DAAB07-94-D-A010

--------------------------------------------------------------------------------

                               SUBCONTRACTS ORDER

1. This is a Basic Ordering Agreement (BOA) Subcontract between Magnavox Electronic Systems Company, Fort Wayne, Indiana hereinafter called "Magnavox," "MESC," or "Buyer," and ViaSat Inc., Carlsbad, California hereinafter called "ViaSat," "Subcontractor," or "Seller" for the fabrication, test, and delivery of the Modem (MESC P/N 620307-1) for the AN/PSC-5 Enhanced Manpack UHF Terminals (EMUT) Program.

2. This Subcontract consists of all Sections, Attachments, and Exhibits set forth in Section A, hereto entitled "Table of Contents."

3. The parties agree that the effective date of this Subcontract is 6 January 1994, but authorization to proceed is withheld until the stop work order on the prime contract is rescinded. The parties further agree that if the initial delivery order is placed on or before 15 March 1994 that ViaSat's financial claim for equitable adjustment will be limited to a labor and material escalation adjustment resulting from the delay in start date from 6 January 1994 to the date of actual order placement and the schedule adjustment will be a day for day slip in schedule.

4. Funding shall be authorized under the individual delivery orders issued hereunder.

--------------------------------------------------------------------------------

IMPORTANT NOTICES:

This order is subject to all terms and conditions appearing herein and on any attachment hereto.

Submission of appropriate invoices is required for payment.

By acceptance of this Subcontracts Order, the supplier certifies that it is not debarred or suspended by the Federal Government.

        VIASAT, INC.                    MAGNAVOX ELECTRONIC SYSTEMS COMPANY

SIGNED: /s/                             SIGNED: /s/
        ----------------------------            -------------------------------

TITLE:  President                       TITLE:  Vice President of Purchasing
        ----------------------------            -------------------------------

DATE:   3/14/94                         DATE:   March 15, 1994
        ----------------------------            -------------------------------

                       * CONFIDENTIAL TREATMENT REQUESTED



                                   SECTION A

                               TABLE OF CONTENTS



SECTION                  DESCRIPTION                              PAGES
-------                  -----------                              -----

  B             SCHEDULE OF SUPPLIES AND SERVICES               B-1 to B-5

  C             STATEMENT OF WORK                               C-1 to 16

  D             PACKAGING AND MARKING                           D-1 to D-2

  E             INSPECTION AND ACCEPTANCE                       E-1 to E-2

  F             DELIVERIES OR PERFORMANCE                       F-1 to F-2

  G             SUBCONTRACT ADMINISTRATION DATA                 G-1 to G-2

  H             SPECIAL PROVISIONS                              H-1 to H-8

  I             GENERAL PROVISIONS                              I-1 to I-10

  J             LIST OF ATTACHMENTS



B-1 to B-4 *

Milestone Schedules *

C-1 to C-12 *

F-2 *

                                                        Subcontract:    S114TP



                               MILESTONE SCHEDULE


1. Attached hereto are the valued milestones that are applicable to Item 2. Non-Recurring Engineering.

2. Each milestone scheduled event as specified, is subject to MESC verification of completion. MESC acceptance shall not be unreasonably withheld.

                                                        Subcontract:    S114TP


                                   SECTION C


                               STATEMENT OF WORK

                                                                 20 January 1994

                      6.0 PACKAGING, MARKING AND SHIPPING

6.1  PACKAGING

Equipment and modules shall be prepared for shipment with the appropriate preservation, packaging and packing such that adequate protection is provided against corrosion, deterioration and physical damage during shipment and handling. This includes protection of Electrostatic Sensitive Devices (ESD).

6.2  MARKING

Packages and/or shipping containers shall be marked in accordance with best commercial practice. Marking shall consist of, as a minimum, manufacturer's part number, serial number of serialized equipment and Delivery Order number.

Marking of the Modem module and circuit cards shall be in accordance with the Modem specification (452647) and 4.2.5.1 above for INFOSEC Marking.

6.3  SHIPPING

The FOB point for hardware shipments is Origin (Carlsbad, CA). Seller shall ship hardware and documentation in accordance with Buyer's instructions as specified in the Delivery Order. Seller shall be entitled to ship as soon as practical after final acceptance.

                                                                20 January 1994


                       7.0 TECHNICAL AND MANAGEMENT DATA


The Subcontractor shall supply the data and technical support delineated in the subcontract. The notation "A" indicates that the Subcontractor shall supply the source data, in any form, in sufficient detail for MESC to prepare data meeting the requirements of the prescribed DID. The notation "B" indicates that the data is prepared in accordance with the prescribed DID. The delivery schedule for data shall be as specified in the Subcontract.

                                                                20 January 1994


                                8.0 DELIVERABLES


All of the deliverable items and quantities listed in the purchase order, shall be supplied by the Subcontractor. The schedule for deliveries of equipment, supplies, services and data is delineated in the purchase order.

                                                                20 January 1994


                                  9.0 SECURITY

The Subcontractor shall conform to the provisions of the Industrial Security Manual DoD-5220.22 and EMUT security requirements checklists (DD Form 254) for safeguarding classified information.

                                                     Subcontract:  S114TP














                                   SECTION D
                                   ---------




                             PACKAGING AND MARKING

                                                     Subcontract:  S114TP














                                   SECTION D

                             PACKAGING AND MARKING



NOTE: As specified under Section C. Statement of Work, "Item 6.0 - Packaging, Marking and Shipping"

                                                     Subcontract:  S114TP














                                   SECTION E
                                   ---------




                           INSPECTION AND ACCEPTANCE

                                                     Subcontract:  S114TP














                                   SECTION E
                           INSPECTION AND ACCEPTANCE




NOTE:   As specified under Section C. Statement of Work, "Item
        4.3.4 titled, "Submittal for Inspection/Acceptance"

                                                        Subcontract:    S114TP


                                   SECTION F


                           DELIVERIES OR PERFORMANCE

                                                        Subcontract:    S114TP


                                   SECTION G


                        SUBCONTRACT ADMINISTRATION DATA

                                                        Subcontract:    S114TP


                                   SECTION G

                        SUBCONTRACT ADMINISTRATION DATA

3.1     NAME AND ADDRESS OF SUBCONTRACTOR

        Mailing Address:                        Manufacturing Location:

        ViaSat Inc.                             ViaSat Inc.
        2290 Cosmos Court                       2290 Cosmos Court
        Carlsbad, CA  92009-1585                Carlsbad, CA  92009-1585

3.2     PAYMENTS

        All invoices and Vouchers shall be mailed in duplicate to:

        Magnavox Electronic Systems Company
        1313 Production Road
        Fort Wayne, IN  46808
        Attention:  Accounts Payable, MS 02-31

3.3     MAGNAVOX CONTACT

        Subcontracts Administrator:

        Name: Thomas E. Parrish     Telephone: (219)429-5232

3.4     SHIPPING ADDRESSES

3.4.1 Unless otherwise provided, all hardware deliverable hereunder shall be shipped to:

        Magnavox Electronic Systems Company
        4624 Executive Blvd
        Fort Wayne, IN  46808

3.4.2   All contractual material and correspondence hereunder shall be sent to:

        Magnavox Electronic Systems Company            Note: SDRL's will be
        1313 Production Road                           delivered as specified
        Fort Wayne, IN  46808                          on page A-1 of Section J,
        Attention:  Subcontracts Administration        Attachment A.

3.5     PERSONS AUTHORIZED TO ISSUE SUBCONTRACT CHANGES/MODIFICATIONS

        Authorized personnel:

        T. E. Parrish, Senior Subcontract Administrator
        G. H. Monteith, Director of Subcontracts
        F. G. Perry, Vice President of Purchasing

                                                        Subcontract:    S114TP





                                   SECTION H



                               SPECIAL PROVISIONS

                                                           Subcontract:  S114TP

                                   SECTION H

                               SPECIAL PROVISIONS

1.  DEFINITIONS

    As used in these Special Provisions the following terms shall have meanings as set forth below.

    a) "Subcontract" means this subcontract and all applicable data incorporated by reference herein.

    b) Any reference to "Agency", "Military Agency", "Buyer" or "Magnavox" shall imply Magnavox Electronic Systems Company, 1313 Production Road, Fort Wayne, Indiana 46808.

    c) References to "Contractor", "Subcontractor", "Seller" or "Vendor" shall imply the Company upon which this document is imposed.

    d) "Prime Contract" shall mean the Magnavox Electronic Systems Company prime contract with the United States of America or entity having a contract with the United States of America.

    e) "Contracting Officer" shall mean the representative of the United States Government or Buyer's Customer designated to administer the prime contract under which this subcontract was issued or his authorized representatives.

    f) "Buyer's Customer" shall mean the Government or the entity with which the Buyer has a contract pursuant to which this subcontract is issued.

    g) "Government" means the United States of America except as it is used in the General Provisions section hereof, in which case "Government" shall mean "Buyer" unless the context of the clause clearly requires otherwise.

    h) "FAR" means the Federal Acquisitions Regulations obtainable from the Superintendent of Documents, U.S. Government Printing Office, Washington, D.C.

    i) The following terms used herein, "EMUT," "MXF-420," and "AN/PSC-5," have the same meaning and are interchangeable.

2.  SUBCONTRACT NUMBER

    The delivery order number and/or the subcontract number, as applicable, shall appear on all correspondence, invoices, packages, documents, and containers relating to this subcontract.

3.  Reserved

                       *CONFIDENTIAL TREATMENT REQUESTED



                                                           Subcontract:  S114TP



4.      PUBLICITY

        No releases shall be made to the news media or the general public relating to participation on the Program without the prior written approval of Magnavox, which approval shall not be unreasonably withheld. The parties further agree that news releases made by either or them shall recognize the participation and contributions of the other party.

5.      CHANNELS OF COMMUNICATION

        Formal interface between Seller and the Buyer shall be through the cognizant Subcontract Administrator. Buyer's Engineering and Technical personnel may, from time to time, render assistance or give technical advice to or effect an exchange of information with, Seller's personnel in a liaison effort concerning the supplies/services to be furnished hereunder. However, such exchange or advice shall not vest Seller with the authority to change the supplies/services to be furnished hereunder, or the provisions of this subcontract, nor shall such change in supplies/services or provisions of this subcontract be binding upon Buyer, unless incorporated as a change pursuant to the "Changes" clause of the General Provisions and as directed in writing by Buyer's Purchasing Organization.


6.      TITLE AND RISK OF LOSS

        Unless otherwise specified, title to and risk of loss or damage to articles shall remain with the Seller until delivery of the articles to an authorized carrier where FOB Origin.

7.      COMPLIANCE WITH LAW

        Seller shall in the performance of the subcontract comply with all applicable laws, executive orders, regulations, ordinances, proclamations, demands and regulations of the U.S. Government, or of any state or local government which may now or hereafter govern performance hereunder.

8.      WAIVER

        No waiver by a party of any breach of this subcontract by the other party shall be held to be a waiver of any other or subsequent breach. All remedies afforded herein shall be taken and construed as cumulative, that is, in addition to every other remedy provided herein or by law.


9.      MODEM USAGE ON OTHER PROGRAMS

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                                      H-3

                       *CONFIDENTIAL TREATMENT REQUESTED


                                                        Subcontract:    S114TP

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10.     ENTIRETY OF AGREEMENT

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11.     Reserved

12.     CLASSIFIED INFORMATION

        The subcontractor will comply with all government regulations and laws regarding the handling and storage of classified material.

13.     SECURITY CLASSIFICATION AND SHIPMENT.

        The classification of the work to be performed and the items to be delivered under this subcontract shall be determined and handled in accordance with the Contract Security Classification Specification, SF Form 254, dated __________________. For shipment Confidential or Secret documents shall be enclosed in two opaque envelopes or covers. The inner envelope or cover containing the documents being transmitted will be addressed, return addressed, and scaled. The classification of the documents being transmitted will be clearly marked on the front and back of the inner container. The classified documents will be protected from direct contact with the inner cover by a cover sheet or by folding inward. For SECRET documents, a receipt form identifying the addresser, addressee, and documents will be enclosed in the inner envelope. CONFIDENTIAL documents will be

                                                           Subcontract:  S114TP



        covered by a receipt only when the sender deems it necessary. The inner envelope or cover will be enclosed in an opaque outer envelope or cover. The classification markings of the inner envelope should not be detectable. The outer envelope will be addressed, returned addressed, sealed. NO CLASSIFICATION MARKINGS WILL APPEAR ON THE OUTER ENVELOPE OR COVER.

14.     RIGHTS AND RESERVATIONS

        All drawings, designs, information, tools, patterns, equipment, and other items supplied by Magnavox and proprietary rights embodied therein are reserved, and the same shall not be used or reproduced for any purpose whatsoever except the performance of work under this Subcontract.

15.     DAMAGES TO BUYER'S EQUIPMENT

        Seller shall be liable for damages to Buyer's equipment caused by negligence or carelessness of Seller's personnel whether such equipment is in the possession of Seller or otherwise. This liability incudes, but is not limited to, isolation of induced failures, repair and retest and if required, replacement of all damaged equipment.

16.     Reserved

17.     ORDER OF PRECEDENCE

        In the event of an inconsistency between the provisions of this subcontract, the inconsistency shall be resolved by giving precedence in the following sequence:

        a)  The Schedule of Supplies and Services and Sections "D" and "E"

        b)  These Special Provisions (Section H)

        c)  The General Provisions (Section I)

        d)  Statement of Work (Section C)

        e) Any other specification or document attached hereto or referenced herein.

18.     DATA AND FACILITIES

        Seller acknowledges that it has in its possession all applicable specifications, drawings, and other documents, to which reference is made herein (and/or which are attached hereto), and that such data are adequate to enable Seller to perform the services called for herein at the price and in accordance with the schedule set forth. Seller represents that it now has or can readily procure without assistance from Buyer all facilities, machinery, and equipment necessary for the performance of this subcontract.

19.     Reserved

20.     GOVERNMENT INSPECTION

        The Government, through its authorized representative, may exercise any rights of Buyer in regards to inspection of articles to be delivered, except that the Government shall not have the right to default the Seller hereunder.

                       *CONFIDENTIAL TREATMENT REQUESTED

                                                            Subcontract:  S114TP


21.     BUYER OR GOVERNMENT FURNISHED PROPERTY

        a) Unless otherwise provided herein, the Seller upon delivery to him of any Buyer or Government owned property, assumes the risk of and shall be responsible for any loss, damage, or destruction thereof except for reasonable wear and tear, and except to the extent that such property is consumed in the performance of this subcontract.

        b) The property furnished hereunder shall, unless otherwise provided herein, be used only for the performance of this subcontract, and shall be controlled in accordance with FAR 52.245-2 "Government Property (Fixed Price Contracts) (DEC 1989).

        c) Upon completion of this subcontract or at such earlier date as may be fixed by Buyer, Seller shall submit, in Seller's format, inventory lists covering all items of Buyer and Government owned property not consumed herein or not theretofore delivered, and shall deliver or make such other disposal of such property as may be directed or authorized by Buyer. If disposal is authorized, the net proceeds of such disposal (including sale of scrap) shall be credited to the subcontract price. Inventory lists shall include all necessary information to allow Buyer and/or Government to make disposition determinations.


22.     CUSTOMER FURNISHED EQUIPMENT

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        ********

        ***        **************          ********          ****

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        ***        **************          ********          ****

                       *CONFIDENTIAL TREATMENT REQUESTED



                                                           Subcontract:  S114TP



23.     COMMERCIAL WARRANTY


        ***********************************************************************
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24.     Reserved

                       *CONFIDENTIAL TREATMENT REQUESTED


                                                        Subcontract:    S114TP


25.     IDENTIFICATION OF RESTRICTED RIGHTS


********************************************************************************
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**************************************    **************************************
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                                          **************************************
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                                      H-8

                                                Subcontract:            S114TP

                                SECTION I

                            GENERAL PROVISIONS

A.      GENERAL TERMS AND CONDITIONS

1.      DEFINITIONS

        As used herein "Buyer" means Magnavox Electronic Systems Company (Magnavox or MESC). "Seller" means the party identified on the face of this order. "Subcontract" includes purchase orders or subcontracts issued by Seller pursuant to this order, "Authorized Procurement Representative" means party or parties authorized by Buyer to alter, modify or change the provisions of this order, "Supplies" means all articles, work or services to be furnished pursuant to this order, and "Order" means this purchase order.

2.      ACCEPTANCE

        Acceptance of this order is limited to the terms and conditions stated herein. Any additions, deletions or differences in the terms proposed by Seller are objected to and hereby rejected unless Buyer agrees otherwise in writing.

3.      DISPUTES

        Either party may litigate any dispute arising under or relating to this Order before any court of competent jurisdiction. Pending resolution of any such dispute by settlement or by final judgment, the parties shall proceed diligently with performance. Seller's performance shall be in accordance with Buyer's written instructions.

4.      ASSIGNMENT

        Neither this Order nor any interest herein may; be assigned, in whole or in part, by either party without the written consent of the other party, except that, without securing such prior consent, either party shall have the right to assign this Order to any successor of such party by way of merger or consolidation or the acquisition of substantially all of the entire assets of such party relating to the subject matter of this Order; provided that such successor shall expressly assume all of the obligations of such party under this Order.

5.      SUBCONTRACTING

        Without the written consent of Buyer, neither all or substantially all of this Order may be further subcontracted by Seller.

6.      WAIVER

        The failure of either party to insist on performance of any provision of this Order shall not be construed as a waiver of that provision in any later instance.

                                                   Subcontract:          S114TP

7.      CHOICE OF LAW

        Irrespective of the place of performance, this Order will be construed and interpreted according to the federal common law of government contracts as enunciated and applied by federal judicial bodies, boards of contract appeals, and quasi-judicial agencies of the federal government. To the extent that federal common law of government contracts is not dispositive, the laws of the state of California shall apply.

8.      PATENT, COPYRIGHT, AND TRADEMARK INDEMNITY

        Seller warrants that the articles described herein, and the sale or use of them, will not infringe or contribute to or induce the infringement of any letters of patent, any copyright, or any trademark; and Seller agrees to defend, protect, indemnify, and save harmless Magnavox, its successors, assigns, and customers from all suits, damages, costs, attorney's fees, claims, and demands for actual or alleged infringement including contributory or induced infringement or any patent, copyright, or trademark by reason of the sale or use of the articles hereby ordered.

9.      ADVANCE EXCESSIVE SHIPMENTS

        Supplies shipped to Buyer, substantially in advance of the delivery schedule herein, may at Buyer's option be returned to Seller at Seller's expense subject to reshipment to Buyer at Seller's expense in accordance with the delivery schedule herein proscribed. Advance shipments, if retained will be subject to payment conforming to delivery schedules herein. Material shipped in excess of quantity order, if returned, will be returned at Seller's expense.

10.     CONTRACT COMPLIANCE

        a) The required test and/or inspection reports resulting from compliance with this Order will be maintained on file and be made available for review by Buyer's representative or Government inspectors (if applicable) at any reasonable time.

        b) Unless prior written approval of Buyer is obtained, Seller shall make no substitution of material supplied by Buyer under this Order.

11.     BUYER PROPERTY

        All material specifications, drawings or other documents and data furnished to Seller and all tools, dies, molds, jigs, fixtures, patterns, machinery, special test equipment, special tooling, including plates, negatives, and/or film used for the purpose of reproduction, which have been furnished will be delivered in good condition (normal wear and tear excepted) to Buyer, f.o.b. the Seller's plant, immediately upon request and Seller shall be liable for all damage, loss or casualty to such property until so returned to Buyer. Seller warrants that said tools, die, molds, jigs, fixtures, and documents or data furnished, will not be used for any work or for the production of any material or parts other than for Buyer without its written permission, except to the extent authorized by the Government by a direct contract with Seller for the manufacture of products for direct sale to the Government and to the extent that such use will not interfere with Seller's performance of this or other orders from Buyer in effect at the time the Seller enters into such direct contact with the Government. Upon prior written notice to Buyer of such Government authorization and the contract number, the Seller shall have the right to use the items mentioned herein which the Government owns or has the right to use or the right to authorize others to use.

                                                Subcontract:     S114TP

12.     LABOR DISPUTES

        Whenever an actual or potential labor dispute, delays or threatens to delay, the performance of this Order, Seller shall immediately give notice thereof. Such notice shall be confirmed in writing and shall contain all information relevant to the dispute.

13.     PRECIOUS METALS

        This Order is fixed price; therefore, in no event shall Seller increase the prices due to alleged increases in precious metals.

14.     INDEMNIFICATION

        In the event Seller, its officers, employees, agents or subcontractors at any time enter premises occupied by or under the control of Buyer or third parties in the performance of this order, Seller shall defend, hold harmless Buyer, its officers, employees and agents from any claim, suit, loss, cost, damage, expense to any person including Seller's employees, of whatsoever nature or kind proximately caused by the negligence actions or omissions of Seller, its officers, employees, agents, or subcontractors at any tier. Seller shall take all precautions necessary, especial or otherwise, and shall be responsible for compliance with all local, state and federal safety laws in the performance of work hereunder. Without in any way limiting the foregoing undertakings, Seller and its subcontractors at any time shall maintain public liability and property damage insurance in reasonable limits covering the obligations set forth and shall maintain proper Workmen's Comprehensive Insurance covering all employees performing this order.

15.     QUALITY CONTROL AND INSPECTION

        a) Seller shall provide and maintain a Quality Control system in accordance with the subcontract requirements. During performance of this order Seller's Quality Control, Inspection System and Manufacturing processes are subject to reasonable review, verification and analysis by Buyer and if a Government prime contract number or other Government designation appears on the face of this order an authorized Government representative(s).

        b) All supplies ordered may be subject to (i) inspection, verification, or testing during the period of manufacturing; (ii) inspection or verification prior to shipment, and (iii) final inspection, notwithstanding any prior payment or inspection or acceptance. Such inspection and verification rights shall extend to the Government, if a Government prime contract number or other Government designation appears on the face of this order. If any inspection or test is made on the premises of the Buyer or its lower-tier suppliers, Seller shall, without additional charge to Buyer, provide and shall require its lower-tier suppliers to provide all reasonable facilities and assistance for the safety and convenience of Buyer and Government inspectors in the performance of their duties.

        c) Buyer may reject supplies which do not conform to applicable specifications, drawings, samples or descriptions or which are defective in material, workmanship or design (unless such design is Buyer's detail design). Seller shall notify Buyer of past rejections of all retendered supplies. Buyer shall have reasonable access to Seller's facilities for the purpose of determining progress of work in process for this order.

                                                            Subcontract:  S114TP


16.     INTEREST

        Buyer shall not be obligated for payment of interest on any claim of Seller hereunder.

17.     EQUAL OPPORTUNITY

        The Equal Employment Opportunity clause in Section 202, of Executive Order (E.O.) 11246 as amended, and the implementation rules and regulations in Title 41, Code of Federal Regulations, part 60 are incorporated herein by references, unless this order is exempted by rules, regulations, or orders of the Secretary of Labor issued pursuant to Section 204 of E.O. 11246 or provisions of any superseding E.O. As used in said clause, "Contractor" means Seller. Seller agrees to provide Buyer with an executed Equal Employment Opportunity Certificate indicating Seller's compliance or exempt status, on an annual basis when requested by Buyer. In the event Seller has a current Certificate on file with Buyer, it is incorporated herein by reference and shall be valid until the next annual request by Buyer.

18.     AFFIRMATIVE ACTION FOR DISABLED VETERANS AND VETERANS OF THE VIETNAM ERA

        The Affirmative Action clause of Title 41, Code of Federal Regulations,
        Part 60, Subsection 250.4 and the implementing rules and regulations of the Department of Labor associated therewith are incorporated herein by reference unless this order is under $10,000. As used in said clause, "Contractor" means Seller and "Contract" means this order.

19.     AFFIRMATIVE ACTION FOR HANDICAPPED WORKERS

        The Affirmative Action clause in Title 41, Code of Federal Regulations,
        Part 60, Subsection 7414 and the implementing rules and regulations of the Department of Labor associated therewith are incorporated herein by reference unless this order is under $2,500. As used in said clause, "Contractor" means Seller and "Contract" means this order.

20.     CLEAN AIR AND WATER

        The Clean Air Act, as amended, 42 U.S.C. 1857 et. seq., the federal Water Pollution Control Act, as amended, 33 U.S.C. 1251 et. seq., Executive Order (E.O.) 11738 dated September 10, 1973, as amended, and Environmental Protection Agency (EPA) Regulation 40 C.F.R. Part 15, as amended, are incorporated herein by references unless this order is for $100,000 or less or is otherwise exempt. Unless otherwise exempt, if this order has been awarded by Buyer in reliance upon a prior Clean Air and Water Certification executed by Seller and submitted to Buyer, said Certification is by this reference herein incorporated in this order. Seller shall obtain like certifications from his suppliers prior to the award of nonexempt orders hereunder and shall incorporate the Clean Air and Water clause and the Certification requirements in such orders.

21.     OFFSET CREDIT

        To the extent that any work in performance of this order is actually done by or for the Seller, or any materials, components, parts, subassemblies, assemblies, subsystems, or systems are acquired by or for the Seller outside of the United States, it is agreed that Buyer shall alone be entitled to claim any and all offset credit or other countertrade benefit in its own name and Seller shall not assert any claim to such benefit.


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
                                                Subcontract:            S114TP

22.     TAXES

        Except as may be otherwise provided herein, the prices established herein include all applicable Federal, State, and Local taxes in effect on the date of this order.

23.     INVOICE AND PAYMENT

        A separate invoice shall be issued for each shipment. Unless otherwise specified in this order, no invoice shall be issued prior to shipment of goods and no payment shall be made prior to receipt and acceptance of goods and the receipt of a correct invoice. Payment due dates, including discount periods, will be computed from date of acceptance of goods and shipment or date of receipt of correct invoice, whichever is later. Unless freight and other charges are itemized, any discount taken will be on the full amount of the invoice. Any payments for supplies delivered prior to final acceptance of the supplies, shall not constitute final acceptance of the supplies.

24.     ADDITIONAL FAR/DFAR CLAUSES

        The following FAR/DFAR Clauses are incorporated into this order by reference, with the same force and effect as if given in full text. Unless specified otherwise, "Contract" means this order; "Contractor" means the Seller under this order; and "Subcontractor" means the Seller's subcontractors. The full text of any clause may be obtained upon request of the Buyer's Subcontracts Department. Notwithstanding any provision herein to the contrary, access to ViaSat's books and records shall be limited to the U.S. Government.

a)      FAR CLAUSE              TITLE
        ----------              -----
        52.203-01       OFFICIALS NOT TO BENEFIT (APR 1984)

        52.203-03       GRATUITIES (APR 1984)

        52.203-05       COVENANT AGAINST CONTINGENT FEES (APR 1984)

        52.203-06       RESTRICTIONS ON SUBCONTRACTOR SALES TO THE GOVERNMENT
                        (JUL 1985)

        52.203-07       ANTI-KICKBACK PROCEDURES (OCT 1988) IN WHICH CLAUSE
                        (c)(1) IS DELETED

        52.203-08       REQUIREMENT FOR CERTIFICATE OF PROCUREMENT INTEGRITY
                        (NOV 1990)

        52.203-09       REQUIREMENT FOR CERTIFICATE OF PROCUREMENT
                        INTEGRITY-MODIFICATION (NOV 1990)

        52.203-12       LIMITATION ON PAYMENTS TO INFLUENCE CERTAIN FEDERAL
                        TRANSACTIONS (JAN 1990)

        52.204-02       SECURITY REQUIREMENTS (APR 1984)
                        ALT I & ALT II

        52.208-01       REQUIRED SOURCES FOR JEWEL BEARINGS AND RELATED ITEMS
                        (APR 1984)


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
                                                        Subcontract:     S114TP

52.210-05       NEW MATERIAL (APR 1984) "CONTRACTING OFFICER" MEANS BUYER
                AND "GOVERNMENT" MEANS BUYER IN THE LAST TWO SENTENCES

52.210-07       USED OR RECONDITIONED MATERIAL, RESIDUAL INVENTORY AND FORMER
                GOVERNMENT SURPLUS PROPERTY (APR 1984)

52.212-08       DEFENSE PRIORITY AND ALLOCATION REQUIREMENTS (SEP 1990)

52.212-13       STOP-WORK ORDER (AUG 1989)

52.212-15       GOVERNMENT DELAY OF WORK (APR 1984)

52.215-01       EXAMINATION OF RECORDS BY COMPTROLLER GENERAL (FEB 1990)

52.215-02       AUDIT -- NEGOTIATION (FEB 1993)

52.215-25       SUBCONTRACTOR COST OR PRICING DATA -- MODIFICATIONS
                (DEC 1991)

52.215-26       INTEGRITY OF UNIT PRICES (APR 1991)

52.216-21       REQUIREMENTS (APR 1984)

52.219-08       UTILIZATION OF SMALL BUSINESS CONCERNS AND SMALL
                DISADVANTAGED BUSINESS CONCERNS (FEB 1990)

52.219-09       SMALL BUSINESS AND SMALL DISADVANTAGED BUSINESS
                SUBCONTRACTING PLAN (JAN 1991) "CONTRACTING OFFICER" MEANS
                BUYER IN THE FIRST SENTENCE OF PARA. (c)

52.220-03       UTILIZATION OF LABOR SURPLUS AREA CONCERNS (APR 1984)

52.220-04       LABOR SURPLUS AREA SUBCONTRACTING PROGRAM (APR 1984)

52.222-01       NOTICE TO THE GOVERNMENT OF LABOR DISPUTES (APR 1984)
                "CONTRACTING OFFICER" SHALL MEAN BUYER

52.222-04       CONTRACT WORK HOURS AND SAFETY STANDARDS ACT-OVERTIME
                COMPENSATION (MAR 1986) ONLY PARA (a) THROUGH (d) APPLY.
                BUYER MAY WITHHOLD OR RECOVER FROM SELLER SUCH SUMS AS
                THE CONTRACTING OFFICER WITHHOLDS OR RECOVERS FROM BUYER
                BECAUSE OF LIABILITIES OF SELLER OR ITS SUBCONTRACTORS
                UNDER THIS CLAUSE

52.222-20       WALSH-HEALEY PUBLIC CONTRACTS ACT (APR 1984)

                                                            Subcontract:  S114TP


52.222-26       EQUAL OPPORTUNITY (APR 1984)

52.222-35       AFFIRMATIVE ACTION FOR SPECIAL DISABLED AND VIETNAM ERA
                VETERANS (APR 1984)

52.222-36       AFFIRMATIVE ACTION FOR HANDICAPPED WORKERS (APR 1984)

52.222-37       EMPLOYMENT REPORTS ON SPECIAL DISABLED VETERANS AND VETERANS OF
                THE VIETNAM ERA (JAN 1988)

52.223-02       CLEAN AIR AND WATER (APR 1984)

52.223-03       HAZARDOUS MATERIAL IDENTIFICATION AND MATERIAL SAFETY DATA
                (NOV 1991)

52.223-06       DRUG FREE WORKPLACE (JUL 1990)

52.225-10       DUTY FREE ENTRY (APR 1984) "CONTRACTING OFFICER" MEANS BUYER.
                IN THE LAST SENTENCE OF PARA (h) "THE CONTRACT" MEANS THE "PRIME
                CONTRACT"

52.225-11       RESTRICTIONS ON CERTAIN FOREIGN PURCHASES (MAY 1992)

52.227-01       AUTHORIZATION AND CONSENT (APR 1984)

52.227-02       NOTICE AND ASSISTANCE REGARDING PATENT AND COPYRIGHT
                INFRINGEMENT (APR 1984)

52.227-09       REFUND OF ROYALTIES (APR 1984)

52.227-10       FILING OF PATENT APPLICATIONS--CLASSIFIED SUBJECT MATTER
                (APR 1984)

52.227-11       PATENT RIGHTS--RETENTION BY THE CONTRACTOR (SHORT FORM)
                (JUN 1989)

52.229-03       FEDERAL, STATE, AND LOCAL TAXES (JAN 1991)

52.232-01       PAYMENTS (APR 1984)

52.232-16       PROGRESS PAYMENTS (AUG 1987)
                ALT 1 (SMALL BUSINESS)

52.233-01       DISPUTES (DEC 1991)

52.243-01       CHANGES--FIXED PRICE (AUG 1987)



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
                                                            Subcontract: S114TP

        52.243-07       NOTIFICATION OF CHANGES (APR 1984). INSERT 10 CALENDAR
                        DAYS IN PARA (b) AND (d)

        52.245-01       PROPERTY RECORDS (APR 1984)

        52.245-02       GOVERNMENT PROPERTY (FIXED PRICE CONTRACTS) (DEC 1989)

        52.246-02       INSPECTION OF SUPPLIES - FIXED PRICE (JUL 1985) F.O.B. -
                        VIASAT FACILITY

        52.246-15       CERTIFICATE OF CONFORMANCE (APR 1984)

        52.246-16       RESPONSIBILITY FOR SUPPLIES (APR 1984)

        52.246-23       LIMITATION OF LIABILITY (APR 1984)

        52.249-02       TERMINATION FOR CONVENIENCE OF THE GOVERNMENT (FIXED
                        PRICE) (APR 1984). THE RIGHT TO TERMINATE FOR
                        CONVENIENCE SHALL BE LIMITED TO THE FOLLOWING
                        CONDITIONS: A) THE GOVERNMENT TERMINATES CONTRACT
                        DAAB07-94-D-A010 FOR CONVENIENCE, OR B) MAGNAVOX HAS
                        ORDERED MORE UNITS THAN THE QUANTITY THEN ON ORDER UNDER
                        CONTRACT DAAB07-94-D-A010 AND DESIRES TO TERMINATE ALL
                        OR A PORTION OF THE EXCESS QUANTITY. SHOULD A
                        TERMINATION FOR CONVENIENCE BE ISSUED UNDER CIRCUMSTANCE
                        A) ABOVE, THE SUBCONTRACTOR SHALL SUBMIT A TERMINATION
                        SETTLEMENT PROPOSAL IN ACCORDANCE WITH FAR 52.249-02.
                        SHOULD A TERMINATION FOR CONVENIENCE BE ISSUED UNDER
                        CIRCUMSTANCE B) ABOVE, THE SUBCONTRACTOR MAY SUBMIT A
                        TERMINATION SETTLEMENT PROPOSAL IN ACCORDANCE WITH FAR
                        52.249-02 AND THE QUANTITY DELIVERED AND THE REMAINING
                        UNITS ON ORDER FOR EACH DELIVERY ORDER IMPACTED, WILL BE
                        REPRICED IN ACCORDANCE WITH THE RANGE QUANTITY UNIT
                        PRICING IN SECTION B.1 TO REFLECT THE HIGHER UNIT PRICE
                        ASSOCIATED WITH THE LOWERED QUANTITY.

        52.249-08       DEFAULT (FIXED PRICE SUPPLY AND SERVICE) (APR 84)

        52.252-02       CLAUSES INCORPORATED BY REFERENCE (JUN 1988)

b)      DFAR CLAUSES                 TITLE
        ------------                 -----

        252.203-7000    STATUTORY PROHIBITIONS ON COMPENSATION TO FORMER DOD
                        EMPLOYEES (DEC 1991)

        252.203-7001    SPECIAL PROHIBITION ON EMPLOYMENT (DEC 1991)


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
                                                     Subcontract:        S114TP


252.203-7003    PROHIBITION AGAINST RETALIATORY PERSONNEL ACTIONS (APR 1992)

252.204-7002    PAYMENT OF SUBLINE ITEMS NOT SEPARATELY PRICED (DEC 1991)

252.204-7003    CONTROL OF GOVERNMENT PERSONNEL WORK PRODUCT (APR 1992)

252.225-7001    BUY AMERICAN ACT AND BALANCE OF PAYMENTS PROGRAM (DEC 1991)

252.225-7009    DUTY-FREE ENTRY-QUALIFIED COUNTRY END PRODUCTS AND SUPPLIES
                (DEC 1991)

252.225-7026    REPORTING OF OVERSEAS SUBCONTRACTS (DEC 1991)

252.225-7031    SECONDARY ARAB BOYCOTT OF ISRAEL (JUN 1992)

252.227-7013    RIGHTS IN TECHNICAL DATA AND COMPUTER SOFTWARE (OCT 1988) ALT II

252.227-7018    RESTRICTIVE MARKINGS ON TECHNICAL DATA (OCT 1988)

252.227-7019    IDENTIFICATION OF RESTRICTED RIGHTS - COMPUTER SOFTWARE
                (DEC 1991)

252.227-7027    DEFERRED ORDERING OF TECHNICAL DATA OR COMPUTER SOFTWARE
                (APR 1988)

252.227-7029    IDENTIFICATION OF TECHNICAL DATA (APR 1988)

252.227-7030    TECHNICAL DATA - WITHHOLDING OF PAYMENT (OCT 1988)

252.227-7031    DATA REQUIREMENTS (OCT 1988)

252.227-7036    CERTIFICATION OF TECHNICAL DATA CONFORMITY (MAY 1987)

252.227-7037    VALIDATION OF RESTRICTIVE MARKINGS ON TECHNICAL DATA (APR 1988)

252.231-7000    SUPPLEMENTAL COST PRINCIPLES (DEC 1991)

252.232-7004    DOD PROGRESS PAYMENT RATES (DEC 1991)

252.233-7000    CERTIFICATION OF CLAIMS AND REQUESTS FOR ADJUSTMENT OR RELIEF
                (DEC 1991)

252.243-7001    PRICING OF CONTRACT MODIFICATIONS (DEC 1991)

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